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                                                                    EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Introgen Therapeutics, Inc.'s previously filed Registration Statements on Form S-8 (Registration No's: 333-58648 and 333-59826) dated April 10, 2001 and April 30, 2001.

/s/ Arthur Andersen LLP


Austin, Texas
September 13, 2001